EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Ventures Group, Inc. (the "Company") on Form 10-Q for the thrsix months ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shannon Masjedi, President and Marc Shenkman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PACIFIC VENTURES GROUP, INC.

Date: August 22, 2016	By:	/S/ Robert Smith
Robert Smith CEO
Principal Executive Officer

Date: August 22, 2016	By:	/S/ Marc Shenkman
Marc Shenkman Chief Financial Officer
Principal Financial Officer

Date: August 22, 2016	By:	/S/ Shannon Masjedi
President
Principal Accounting Officer.